                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): April 24, 2003


                         BRUSH ENGINEERED MATERIALS INC.
               (Exact Name of Registrant as Specified in Charter)


Ohio                                           1-15885               34-1919973
State of Other Juris-                          (Commission           (IRS Employer
Diction of Incorporation)                      File Number)          Identification No.)


17876 St. Clair Avenue                         Cleveland, Ohio       44110
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code:  (216) 486-4200
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Item 7.           Financial Statements and Exhibits

                  (c)  Exhibits

                  99.1 Press Release, dated April 24, 2003, issued by Brush Engineered Materials Inc.


Item 9.           Regulation FD Disclosure

This information is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release No. 33-8216.

On April 24, 2003, Brush Engineered Materials Inc. issued a press release announcing its first quarter 2003 results. The press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BRUSH ENGINEERED MATERIALS INC.



Date: April 24, 2003                       By: /s/ Michael C. Hasychak
                                                   Vice President, Secretary and
                                                   Treasurer